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                           VAN KAMPEN TECHNOLOGY FUND

                                A SERIES OF THE
                           VAN KAMPEN EQUITY TRUST II

                        SUPPLEMENT DATED APRIL 13, 2000
                   TO THE PROSPECTUS DATED DECEMBER 29, 1999
               SUPERCEDING THE SUPPLEMENT DATED FEBRUARY 8, 2000

    The section of the Prospectus entitled "INVESTMENT ADVISORY
SERVICES--PORTFOLIO MANAGEMENT" is hereby deleted and replaced in its entirety with the following:

    PORTFOLIO MANAGEMENT. The Fund is managed by a team of portfolio managers headed by Gary M. Lewis, Senior Portfolio Manager. Mr. Lewis has been a Senior Vice President of the Adviser and Advisory Corp. since September 1995. Mr. Lewis became a Vice President and Portfolio Manager of the Adviser in June 1991. Mr. Lewis has been employed by the Adviser since September 1986. He has been affiliated with the Fund since its inception.

    Portfolio Managers Dudley Brickhouse, Matthew Hart, Janet Luby and David Walker are responsible as co-managers for the day-to-day management of the Fund.

    Mr. Brickhouse has been a Portfolio Manager and Vice President of the Adviser and Advisory Corp. since December 1998. Mr. Brickhouse became an Associate Portfolio Manager of the Adviser and Advisory Corp. in September 1997. Prior to September 1997, Mr. Brickhouse was a Vice President and Portfolio Manager with NationsBank Investment Management, where he had worked since 1995. He has been affiliated with the Fund since its inception.

    Mr. Hart has been a Vice President of the Adviser and Advisory Corp. since December 1998. Mr. Hart, a Portfolio Manager since January 1998, became an Associate Portfolio Manager of the Adviser and Advisory Corp. in August 1997. Prior to August 1997, Mr. Hart worked in various positions within the portfolio area of AIM Capital Management, Inc. since June 1992. His last position in the AIM portfolio area was as a convertible bonds analyst. He has been affiliated with the Fund since February 2000.

    Ms. Luby has been a Portfolio Manager and Vice President of the Adviser and Advisory Corp. since December 1998. She became an Assistant Vice President of the Adviser and Advisory Corp. in December 1997. Prior to December 1997, Ms. Luby was an Associate Portfolio Manager of the Adviser since July 1995. Prior to July 1995, she spent eight years at AIM Capital Management, Inc. where she worked five years in the accounting department and three years in the investment area. Her last position in the investment area was as a Senior Securities Analyst. She has been affiliated with the Fund since its inception.

    Mr. Walker has been a Portfolio Manager and Vice President of the Adviser and Advisory Corp. since December 1998. Mr. Walker became an Assistant Vice President of the Adviser and Advisory Corp. in June 1995. Prior to April 1996, Mr. Walker was a Quantitative Analyst of the Adviser and has worked for the Adviser since October 1990. Mr. Walker is also a portfolio manager for various unit investment trusts managed by the Adviser since September 1997. He has been affiliated with the Fund since its inception.

                  RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE